UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _______________________________________________

FORM 8-K

CURRENT REPORT

 _______________________________________________

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 _______________________________________________

Date of Report (Date of earliest event reported):  March 2, 2015

SERVICEMASTER GLOBAL HOLDINGS, INC.

THE SERVICEMASTER COMPANY, LLC

(Exact name of each registrant as specified in its charter)

Delaware Delaware	001-36507 001-14762	20-8738320 90-1036521
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 2, 2015, The ServiceMaster Company, LLC (the “Company”), an indirect wholly-owned subsidiary of ServiceMaster Global Holdings, Inc., gave notice of conditional full redemption pursuant to the Indenture, dated as of February 13, 2012, as supplemented (the “Indenture”), among the Company, the subsidiary guarantors from time to time party thereto, and Wilmington Trust, National Association, as trustee, that the Company has elected to redeem, subject to the satisfaction of specified conditions precedent, on April 1, 2015 or, if the specified conditions precedent are not satisfied on or prior to April 1, 2015, such later date (but not later than May 1, 2015 as may be determined by the Company in its sole and absolute discretion) as such conditions precedent are so satisfied (the “Redemption Date”), $200.0 million in aggregate principal amount of its outstanding 8% Senior Notes due 2020 (the “Notes”) under the Indenture, which represents all of the outstanding Notes.

The redemption price with respect to any redeemed Note will be equal to 106.000% of the principal amount of such Note, plus accrued but unpaid interest thereon to but not including the Redemption Date.  The redemption is subject to the satisfaction of specified conditions precedent, including, without limitation, consummation (as and when determined by the Company, and as and to the extent the Company will require, in each case in its sole and absolute discretion), on or prior to the Redemption Date of the availability on the Redemption Date of financing on terms and conditions satisfactory in all respects to the Company in an amount sufficient to pay the redemption price, which may include (in the Company’s sole and absolute discretion), without limitation, borrowings incurred pursuant to incremental commitments under the Company’s $1,825 million term loan facility maturing 2021.  The Company will be entitled to delay, and may delay, the redemption of the Notes until such time as such conditions precedent are satisfied.  Such redemption will not occur in the event that the conditions precedent have not been so satisfied by May 1, 2015.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any Notes or any other security.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

c
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

March 2, 2015	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer

ctober
THE SERVICEMASTER COMPANY, LLC
(Registrant)

March 2, 2015	By:	/s/ Alan J. M. Haughie
Alan J. M. Haughie
Senior Vice President and Chief Financial Officer